UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

REGENXBIO Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37553	47-1851754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9804 Medical Center Drive Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

(240) 552-8181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On February 9, 2022, Roberto Giugliani, M.D., Ph.D., a principal investigator for REGENXBIO Inc.’s (the “Company”) Phase I/II trial of RGX-121 for the treatment of patients up to 5 years old diagnosed with Mucopolysaccharidosis Type II (the “RGX-121 Trial”), presented an interim analysis of data from the RGX-121 Trial at the 18th Annual WORLDSymposium. Additionally, on February 9, 2022, Raymond Wang, M.D., a principal investigator for the Company’s Phase I/II trial of RGX-111 for the treatment of Mucopolysaccharidosis Type I (the “RGX-111 Trial”), presented an interim analysis of data from the RGX-111 Trial and a single-patient Investigational New Drug (“IND”) application for RGX-111 at WORLDSymposium. A copy of each of Dr. Giugliani’s and Dr. Wang’s presentation materials is available on the “Presentations and Publications” section of the Company’s website at www.regenxbio.com.

The information in Item 7.01 of this Current Report on Form 8-K and the presentation materials on the Company’s website shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On February 9, 2022, the Company issued a press release announcing an interim analysis of data from the RGX-121 Trial (the “RGX-121 Press Release”) and a press release announcing an interim analysis of data from the RGX-111 Trial and the single-patient IND application for RGX-111 (the “RGX-111 Press Release”). Copies of the RGX-121 Press Release and the RGX-111 Press Release are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

99.1	RGX-121 Press Release dated February 9, 2022.

99.2	RGX-111 Press Release dated February 9, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date: February 9, 2022	By:	/s/ Patrick J. Christmas II
Patrick J. Christmas II
Executive Vice President and Chief Legal Officer